SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                            ______________________

                                   Form 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): July 28, 1997


                          AAMES FINANCIAL CORPORATION
            (Exact name of Registrant as Specified in Its Charter)


       Delaware                    0-19604                  95-4340340
  (State or Other Jurisdiction    (Commission             (IRS Employer
     of Incorporation)            File Number)          Identification No.)


                        350 S. Grand Avenue, 52nd Floor
                         Los Angeles, California 90071
                   (Address of Principal Executive Offices)



                                (213) 640-5000
             (Registrant's Telephone Number, Including Area Code)


            3731 Wilshire Boulevard, Los Angeles, California 90010
                ----------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.   OTHER EVENTS

     Reference is made to the press release of Registrant issued on July 28, 1997, which contains information meeting the requirements of this Item 5 and which is incorporated herein by this reference. A copy of the press release is attached to this Form 8-K as Exhibit "1".

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                                  SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


July 31, 1997                        AAMES FINANCIAL CORPORATION


                                     By:  /s/ Cary H. Thompson
                                          ------------------------
                                          Cary H. Thompson
                                          Chief Executive Officer

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                                 EXHIBIT INDEX

Exhibit No.           Description of Exhibit

     1                Press release issued July 28, 1997

                                   EXHIBIT 1

CONTACT:    David Sklar
            Aames Financial Corporation
            213/ 640-5000

            Cecilia A. Wilkinson/Michele Feller
            Pondel Parsons & Wilkinson
            310/ 207-9300

FOR IMMEDIATE RELEASE

AAMES APPOINTS TWO NEW OUTSIDE DIRECTORS

       Los Angeles, California -- July 28, 1997 -- Aames Financial Corporation (NYSE:AAM) today announced the appointment of John C. Getzelman and Lee Masters as new outside directors to its board of directors. Aames also announced the retirement of Bobbie J. Burroughs, 60, from the board and her position as executive vice president after more than 38 years of outstanding service to the company. These changes expand the board to nine directors.

       Getzelman, 54, is president and chief executive officer of Community Bank, a commercial bank headquartered in Pasadena, California. He has over 25 years of domestic and international banking experience, including key executive positions with Security Pacific's international operations and Rainier Bank in Seattle where he served as chairman, chief executive officer and president and managed activities in Washington, Oregon, Idaho and Alaska.

       Masters, 45, is chief executive officer and president of E! Entertainment Television, a cable programming service controlled by Comcast Corp. and The Walt Disney Company, that provides entertainment programming to more than 44 million subscribers. Under Masters' leadership, E! Entertainment Television has experienced substantial growth in all areas of its business. Prior to joining E! Entertainment Television in 1990, he served as executive vice president of MTV, a subsidiary of Viacom, Inc.

       Cary Thompson, Aames' chief executive officer, said "The company is very fortunate to welcome Mr. Getzelman and Mr. Masters to our board. With their considerable business backgrounds, large company experience and accomplishments, they add depth and knowledge in areas important to our company's development."

       Thompson added, "I would also like to thank Ms. Burroughs for her significant contributions to Aames for the past 38 years. Her dedication and hard work over the years have been integral to the success of our company. I am very pleased that she has agreed to serve as a consultant to Aames."

       Aames Financial Corporation is a leading home equity lender and currently operates 56 offices in 24 states throughout the United States. Its wholly owned subsidiary, One Stop Mortgage, Inc. operates 43 offices in 27 states.